Exhibit 10.1

Execution Version

CREDITOR PLAN

THIS CREDITOR PLAN (“Agreement”) is made and entered into as of November 8, 2008, by and among:  FAVRILLE, INC., a Delaware corporation (“Parent”); MYMEDICALRECORDS.COM, INC., a Delaware corporation (the “Company”); and KERSHAW, MACKIE & CO., as the Administrative Agent (defined below). Certain other capitalized terms used in this Agreement are defined in that certain Agreement and Plan of Merger and Reorganization of even date herewith (the “Merger Agreement”), by and among Parent, MONTANA MERGER SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company.

RECITALS

WHEREAS, Parent, Merger Sub and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) pursuant to the Merger Agreement;

WHEREAS, in order to induce Parent to enter into the Merger Agreement, concurrently with the execution and delivery of the Merger Agreement, the Company has agreed to execute this Agreement, pursuant to which Parent intends to arrange for the settlement of all of its outstanding known creditor claims and obtain releases from Parent’s creditors, subject to the terms and conditions set forth herein;

WHEREAS, Parent has engaged in, or intends to enter into, negotiations with (a) the trade creditors of Parent (the “Trade Creditors”), (b) the former employee creditors of Parent (the “Employee Creditors”) and (c) the former or current executives and members of the board of director creditors of Parent (the “Executive Creditors”), with each of the individual creditors  identified on Exhibit A hereto (individually a “Creditor,” and collectively, the “Creditors”) for the purpose of negotiating a resolution of the Creditor claims set forth opposite the Creditors’ names on Exhibit A hereto (the “Claims”);

WHEREAS, Parent has offered each of the Trade Creditors settlement agreements in the form of Exhibit B-1 hereto, has offered each of the Employee Creditors settlement agreements in the form of Exhibit B-2 hereto and has offered each of the Executive Creditors settlement agreements (including a separate form of settlement agreement for John P. Longenecker) in the form of Exhibit B-3 hereto (each, a “Settlement Agreement,” and collectively, the “Settlement Agreements”) and Parent has entered into individual Settlement Agreements with Creditors consistent with the form of Settlement Agreement offered to the Creditors; and

WHEREAS, it is a condition to the Closing of the Merger that Creditors holding at least 85% of the dollar value of all known Claims against Parent shall have entered into Settlement Agreements with Parent in accordance with this Agreement.

AGREEMENT

NOW THEREFORE, the parties to this Agreement agree as follows:

1.                                      RESOLUTION OF CREDITOR CLAIMS.

1.1          Negotiation of Settlement Agreements.  Promptly following the execution of this Agreement, Parent and Administrative Agent agree to continue to negotiate and/or initiate negotiations with all Creditors which have not previously executed and delivered Settlement Agreements to Parent related to their respective Claims.  Prior to the Effective Time, Parent, and following the Effective Time, Administrative Agent, agrees to provide the Company from time to time upon request updates regarding the status of the Claims and negotiations with the Creditors and shall promptly deliver to the Company any Settlement Agreements executed at any time after the execution of this Agreement.  The Company hereby acknowledges that prior to the Effective Time, Parent, and following the Effective Time, Administrative Agent, shall have authority, in their discretion, to negotiate the terms and conditions of any Settlement Agreement  and execute such Settlement Agreements provided that Parent and Administrative Agent otherwise comply with the terms of this Agreement, the Merger Agreement and the Escrow Agreement.  Each Settlement Agreement shall explicitly provide that the amount of any Claim owed by Parent to a Creditor in excess of (i) the amount of cash delivered pursuant to Section 1.2(a) below, (ii) the face value of any promissory notes issued by Parent as installment payments pursuant to Section 1.2(b) below and (iii) shares of Parent Common Stock issued by Parent pursuant to Section 1.2(c) below, in each case shall be forfeited by such Creditors either upon the earlier of (a) funding of the full payment under the applicable Settlement Agreement or (b) upon the Closing of the Merger.

1.2          Forms of Creditor Payments.  Parent and Administrative Agent agree that the Settlement Agreements shall, in the aggregate, provide for no greater than the following payments to the Creditors (which payments shall be the only permissible forms of consideration available to Parent and Administrative Agent for purposes of satisfying Claims pursuant to this Agreement) in exchange for the execution and delivery of the Settlement Agreements and the release of all Claims such Creditors may have against Parent:

(a)           Cash Payments at Closing; Escrow.  Parent may agree to deliver to one or more Creditors between $1.47 million and $1.55 million in cash (which amount depends upon the number of Creditors electing to accept Notes (defined below) as full or partial settlement of their Claims) upon the earlier of (i) such time as the Company has received fully executed and delivered Settlement Agreements from Creditors holding an aggregate of at least 85% of the face value of the Claims and (ii) the Closing (the “Cash Payments”), with any or all of the $1.55 million not otherwise paid to Creditors on or prior to Closing to be delivered at Closing to a third party escrow fund  as a reserve to fund Settlement Agreements offered to Creditors by Parent prior to Closing who have not otherwise executed Settlement Agreements on or prior to the Effective Time (the “Escrow Fund”).  Parent and the Company agree to negotiate in good faith, prior to the Closing, the terms of an escrow agreement which will govern distributions from and the other terms and conditions applicable to the Escrow Fund (the “Escrow Agreement”), including provisions for release of funds remaining in the Escrow Fund to Company after completion of the Claims settlement process.  The Escrow Agreement will provide for, among other things, an escrow agent mutually agreeable to both parties, termination of the Escrow Fund upon the earlier of distribution of all remaining cash in the Escrow Fund or two years from the Effective Date, as well as the identification of Kershaw, Mackie & Co. as the Administration Agent under the Escrow Agreement with authority to direct and approve distributions from the Escrow Fund in satisfaction of any Claims that may survive the Effective Time.

(b)           Installment Payments.  Prior to the Effective Time, Parent, and following the Effective Time, Administrative Agent, may agree to deliver to one or more Creditors in the aggregate between $800,000 and $1.16 million in face amounts of promissory notes issued by Parent (which amount depends upon the number of Creditors electing to accept Cash Payments as full or partial settlement of their Claims), the form of which notes is attached as Exhibit C hereto (“Notes”), which Notes shall bear no interest and be repaid (i) in eighteen (18) equal monthly installments beginning six (6) months following the Closing with the Notes maturing on the two (2) year anniversary of Closing, and (ii) in the case of the Executive Creditors, in one lump-sum payment on August 31, 2009 pursuant to the Executive Creditors settlement agreement. Parent may at any time on or after the Closing deposit into the Escrow Fund the maximum amount of cash (up to $1.16 million, which maximum amount will be confirmed by Parent to the Company on or before the Closing based upon the terms of the Settlement Agreements executed on or prior to Closing) potentially payable in satisfaction of the Notes and Parent and the Company agree that the Escrow Agreement will include provision for any such deposit and the terms which will govern distributions from the Escrow Fund as installment payments on the Notes as well as provision for release of funds reserved for repayment of the Notes, if any, after completion of the Claims settlement process. The Cash Payments, together with the issuance of and obligations under the Notes are collectively referred to as the “Creditor Payments”.

(c)           Payments in Parent Stock.  At the Closing, Parent will deliver either shares of Parent Common Stock or warrants to acquires shares of Parent Common Stock that have been reserved under the Creditor Stock Pool to the Executive Creditors and Trade Creditors who have executed Settlement Agreements that require the issuance of shares of Parent Common Stock; provided that no warrants to acquire Parent Common Stock or shares of Parent Common Stock will be issued from the Creditor Stock Pool to any Creditor that is not an “accredited investor” as defined under the Securities Act. Parent, Administrative Agent and the Company agree to cooperate in good faith and use commercially reasonable efforts to ensure that all Creditors who will receive shares from the Creditor Stock Pool (i) if such shares are to be received at any time prior to the filing of Parent’s first Annual Report on Form 10-K due following the Closing, receive a copy of the Information Statement, (ii) have had an opportunity to discuss Parent’s and the Company’s business, management and financial affairs with directors, officers and management of Parent and the Company, (iii) have had an opportunity to review Parent’s and the Company’s operations and facilities to the extent reasonably requested, (iv) have had the opportunity to ask questions of and receive answers from, Parent and the Company and their management regarding the terms and conditions of the Merger and their proposed investment in order to allow them to make an informed decision about whether to accept Parent Common Stock in connection with their Settlement Agreement. Parent and the Company shall cooperate to take such actions and perform such acts as each may consider necessary or advisable to ensure that the issuance of shares from the Creditor Stock Pool to any Creditor will comply with all applicable federal and state securities laws.

1.3          Closing.  The initial Creditor Payments required under signed Settlement Agreements shall be paid once the Company has received fully executed and delivered Settlement Agreements from Creditors holding an aggregate of at least 85% of the face value of the Claims.

1.4          Issuance of Certificates for Parent Stock.  On the Closing Date, to the extent Parent has received (i) all documentation reasonably necessary to confirm that the Creditors who have agreed to receive shares of Parent Common Stock from the Creditor Stock Pool pursuant to their respective Settlement Agreements are “accredited investors” as defined under the Securities Act, and (ii) such additional documentation as Parent or its transfer agent may reasonably require, Parent shall instruct its transfer agent to issue certificates representing shares of Parent Common Stock from the Creditor Stock Pool to each Creditor entitled to receive such shares pursuant to Section 1.2(c) in accordance with such Creditors’ Settlement Agreements.

1.5          Restructuring and Subordination.  On the Closing Date, the Company shall enter into an allonge for the amended and restated promissory note and security agreement with The RHL Group, Inc., a California corporation, in the form of Exhibit D hereto.

1.6          Further Action.  If, at any time after the date of this Agreement (including without limitation after the Effective Time), any further action is reasonably determined by the Administrative Agent to be necessary or desirable to carry out the purposes of this Agreement and any Settlement Agreement, or to vest the Administrative Agent with full right and authority to settle or otherwise resolve any Claims that may remain outstanding following the Effective Time in accordance with the limitations set forth in Section 1.2 and the Escrow Agreement, the Administrative Agent and its officers, directors and authorized representatives shall be fully authorized (in the name of Parent, Merger Sub, the Company, the Surviving Corporation and otherwise) to take such action.

2.                                      ADMINISTRATIVE AGENT.

2.1          Appointment of Administrative Agent.  In order to efficiently administer the Escrow Fund and the resolution of any Claims that may remain outstanding following the Effective Time, Parent and the Company, by the adoption of this Agreement, shall be deemed to have designated Kershaw, Mackie & Co., as the administrative agent under the Escrow Agreement (the “Administrative Agent”).

2.2          Successor Representatives.  Following the Closing, in the event the Administrative Agent dies, becomes unable to perform his or her responsibilities hereunder or resigns from such position, the Board of Directors of Parent shall be authorized to and shall select another representative to fill such vacancy and such substituted representative shall be deemed to be the Administrative Agent for all purposes of this Agreement and the Escrow Agreement.

2.3          Binding Effect.  Following the Closing, Administrative Agent is hereby authorized to negotiate and obligate Parent to Settlement Agreements with Creditors who have not otherwise executed Settlement Agreements prior to the Closing, provided that the dollar value of the Cash Payments and the face amount of the Notes included in such Settlement Agreements, together with the dollar value of the Cash Payments and the face amount of the Notes included in Settlement Agreements entered into prior to the Closing, shall not in the aggregate exceed the maximum dollar value of Cash Payments identified in Section 1.2(a) and maximum face amount of the Notes identified in Section 1.2(b), and all decisions and actions by the Administrative Agent in accordance with the terms of this Agreement shall be binding upon

Parent and the Company, and neither Parent nor the Company shall have the right to object, dissent, protest or otherwise contest any such decision or action; provided, however, that the Administrative Agent shall not negotiate or obligate Parent to any individual Settlement Agreement that provides for any recovery on a Claim for any individual Creditor in excess of 110% of the average “percentage recovery” for all Trade Creditors that have executed Settlement Agreements prior to the Closing. The “percentage recovery” described in the preceding sentence shall be calculated by dividing (i) the sum of the dollar value and face value of Creditor Payments issued to a Trade Creditor pursuant to his, her or its Settlement Agreement, by (ii) the amount of the Claim identified in the relevant Settlement Agreement. Notwithstanding the foregoing, Parent shall not be obligated to any Creditor under a Note until such Note is signed by Parent.

2.4          No Liability.  Following the Closing, as between Parent and the Company on the one hand, and the Administrative Agent on the other, the Administrative Agent shall not be liable for any act done or omitted pursuant to the authority granted to it hereunder as Administrative Agent while acting in good faith.

2.5          Reliance on Authority; Attorney-in-Fact; Waiver of Action.  By their adoption of this Agreement, Parent and the Company shall be deemed to have agreed, in addition to the foregoing, that, following the Closing:

(a)           all decisions and actions of the Administrative Agent shall be final and binding upon Parent and the Company and their Affiliates once the Note and/or the Settlement Agreement, as applicable, has been signed; and

(b)           Parent and the Company agree to undertake commercially reasonable efforts, including all steps and efforts contemplated by this Agreement, that are necessary or appropriate to effectuate or carry out the terms hereof and agree to promptly execute any document and take any action necessary to fulfill or abide by the terms of this Agreement, including without limitation promptly executing any Settlement Agreement, Note or other instrument delivered to Parent by the Administrative Agent as part of the resolution of a Claim as long as such Settlement Agreement, Note or other instrument comports with the limitations set forth in Section 2.3.

3.                                      TERMINATION.  This Agreement will terminate automatically in the event of any termination of the Merger Agreement, and in such event this Agreement shall be of no further force or effect; provided, however, that this Section 3 and Section 4 shall survive the termination of this Agreement and shall remain in full force and effect.

4.                                      MISCELLANEOUS PROVISIONS.

4.1          Further Assurances.  Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

4.2          Expenses.  All fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the Merger is consummated.

4.3          Attorneys’ Fees.  If any action or proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against any party hereto, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

4.4          Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

if to Parent:

FAVRILLE, INC.

4401 Eastgate Mall

San Diego, CA 92121

Attn:  Tamara A. Seymour

Fax: (858) 677-0800

with copy to (which copy shall not constitute notice):

COOLEY GODWARD KRONISH LLP

4401 Eastgate Mall

San Diego, CA 92121

Attn:  Barbara L. Borden, Esq.

Fax: (858) 550-6420

if to the Company:

MYMEDICALRECORDS.COM, INC.

2934½ Beverly Glen Circle, Suite 702

Los Angeles, CA 90077

Attn:   Robert H. Lorsch

Fax: (206) 374-6241

with a copy to (which copy shall not constitute notice):

REED SMITH LLP

2 Embarcadero Center, Suite 2000

San Francisco, CA  94111

Attn:   Robert M. Smith

Fax: (415) 391-8269

and a copy to (which copy shall not constitute notice):

LAW OFFICES OF ROBERT M. YASPAN

21700 Oxnard Street, Suite 1750

Woodland Hills, California 91367

Attn:  Robert M Yaspan

Fax: (818) 501-7711

if to the Administrative Agent:

KERSHAW, MACKIE & CO.

P.O. Box 5592

San Clemente, CA 92674

Attn:  David Kershaw

Fax: (949) 709-1842

4.5          Time of the Essence.  Time is of the essence of this Agreement.

4.6          Headings.  The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

4.7          Counterparts.  This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

4.8          Governing Law; Jurisdiction and Venue.

(a)           This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b)           Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in any state or federal court located in Delaware. The parties hereto each:

(i)            expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in Delaware (and each appellate court located in the State of Delaware), in connection with any legal proceeding;

(ii)           agrees that service of any process, summons, notice or document by U.S. mail addressed to it at the address set forth in Section 4.4 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iii)         agrees that each state and federal court located in Delaware, shall be deemed to be a convenient forum; and

(iv)          agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in Delaware, any claim by either the Company or Parent that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

4.9          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns (if any). Prior to the Effective Time, no party may assign this Agreement or any rights or obligations hereunder (by operation of law or otherwise) to any Person. After the Effective Time, Parent and the Company may freely assign any or all of their rights or obligations under this Agreement, in whole or in part, to any other Person without obtaining the consent or approval of any other party hereto or of any other Person, but no such assignment shall relieve such party of its obligations hereunder.

4.10        Remedies Cumulative; Specific Performance.  The rights and remedies of the parties hereto shall be cumulative (and not alternative). The parties to this Agreement agree that, in the event of any breach or threatened breach by any party to this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled (in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach.

4.11        Waiver.  Except as expressly set forth in this Agreement, no failure on the part of any Person to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Person in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Person shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Person; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

4.12        Amendments.  This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of all of the parties hereto.

4.13        Severability.  In the event that any provision of this Agreement, or the application of any such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

4.14        Parties in Interest.  Except for Section 1.6, none of the provisions of this Agreement is intended to provide any rights or remedies to any Person other than the parties hereto and their respective successors and assigns (if any).

4.15        Entire Agreement.  This Agreement, the Merger Agreement and the Related Agreements set forth the entire understanding of the parties hereto relating to the subject matter hereof and thereof and supersede all prior agreements and understandings among or between any of the parties relating to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded by this Agreement and shall remain in effect in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

The parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

FAVRILLE, INC.,
a Delaware corporation

By:	/s/ John P. Longenecker
Name:	John P. Longenecker
Title:	President and CEO

MYMEDICALRECORDS.COM, INC.,
a Delaware corporation

By:	/s/ Robert H. Lorsch
Name:	Robert H. Lorsch
Title:	CEO

KERSHAW, MACKIE & CO.,
as Administrative Agent

By:	/s/ David Kershaw
Name:	David Kershaw

[SIGNATURE PAGE TO CREDITOR PLAN]

EXHIBIT A

CREDITOR CLAIMS

[SEE ATTACHED]

EXHIBIT B-1

FORM OF TRADE CREDITOR SETTLEMENT AGREEMENT

NOTICE TO CREDITORS

OF FAVRILLE, INC.

10/20/08

Our firm, Kershaw, Mackie & Co., has been retained by Favrille, Inc. to settle its creditor claims.  Favrille has projected total liabilities at October 31, 2008 of approximately $ 6.0 million.  Favrille has ceased all of its active business operations as a biotechnology company and has liquidated all of its fixed assets.  As of October 31, 2008, Favrille has projected cash of approximately $2.9 million to $3.1 million and no other assets that are expected to generate cash available to pay creditors.

Favrille remains a non-operating public company with common stock listed and traded on the OTC Bulletin Board under the symbol (FVRL OB).  Favrille has entered into a non-binding term sheet with MyMedicalRecords.com, Inc. (“MMR”), a private company provider of personal health care records, pursuant to which Favrille would acquire MMR and the existing equity holders of MMR would own approximately 64% of the equity of Favrille on a fully diluted basis. The existing equity holders of Favrille would own approximately 29% of Favrille.  Approximately 7% of Favrille’s equity would be newly issued to certain creditors who have agreed to accept Favrille equity in lieu of cash payments, assuming an MMR merger.  Under the terms of the proposed merger with MMR, Favrille is required to make progress in settling claims with creditors consistent with the creditor plan outlined in the term sheet, which requires that Favrille have a minimum of $1.5 million in cash after payment of the initial payments to creditors.  Please contact Kershaw/Mackie for additional information on MMR or the proposed merger via email at KershawK@aol.com.  There can be no assurance that the Favrille and MMR will be able to reach a definitive agreement or consummate the proposed merger on the terms set forth in the non-binding term sheet.

If Favrille cannot settle creditor claims as proposed in this notice and, therefore, cannot proceed with the proposed merger with MMR merger or if Favrille cannot consummate the MMR merger for any reason, Favrille’s alternative would be to file Chapter 7 Bankruptcy to liquidate and distribute its remaining assets.  Based on the outstanding creditor claims, Favrille projects that its general unsecured creditors would receive approximately 36 to 44 cents for each dollar of claims within 12 to 18 months after the filing of a Chapter 7 bankruptcy. There is no guarantee of this amount would be realized by creditors.  All costs of bankruptcy, including legal fees, court costs, and trustee fees would be deducted before any distribution was made to creditors.  Favrille estimates that the bankruptcy costs would range from $300,000 to $700,000.  Once a bankruptcy has commenced, the court-appointed trustee would have complete control and Favrille would not be able to control the expenses incurred or the timing of recovery settlements.

Therefore, Favrille is proposing two settlement options that Favrille can fund within 15 days after creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and return signed agreements or upon closing of the merger, whichever is later.. Favrille believes either of these options is preferable to a lengthy Chapter 7 bankruptcy process because creditors will receive payments within a relatively short period rather than waiting 12 to 18 months for a bankruptcy and creditors will have with greater certainty of the outcome than they would through a bankruptcy.  Also, if creditors accept option 2, creditors may ultimately recover more than the creditors would recover through a bankruptcy.

The Following are the Settlement Plan Options:

Option # 1 Cash Settlement of 30 cents for each dollar of Unsecured Creditor Claim. Paid at completion of settlement agreement by creditors.

Option # 2 Cash settlement of 55 cents for each dollar of Unsecured Creditor Claim payable as follows:

20 cents on the dollar payable at completion of settlement agreement by creditors and 35 cents payable by Favrille in 18 monthly installments starting six months after the initial payment of 20 cents.  The installment plan assumes that Favrille completes its merger with MMR and that the business continues to operate.  As part of the installment plan, an entity affiliated with the CEO and founder of MMR will subordinate MMR’s existing debt to the obligations to pay these installments payments to Favrille unsecured creditors who accept option #2.

Settlements will be funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and return signed agreements (Agreements are enclosed in this document).

If you have any questions about these documents, please do not hesitate to contact David Kershaw via email or by telephone at the offices of Kershaw, Mackie & Co at 866-920-1040.

Otherwise, please send the signed Consent to Compromise Agreement and return via fax to 866-988-9977 and mail original to Kershaw/Mackie, PO Box 5592, San Clemente, Ca, 92674.

2

CONSENT TO COMPROMISE AGREEMENT and RELEASE

(Option 1)

Before signing this form consent, please make sure that you have received, read and understand the documents that make up this offer, including the Notice to Creditors dated October 20, 2008  and this form of Consent to Compromise Agreement and Release (Option 1), the form of Consent to Compromise Agreement and Release (Option 2) and the form of Promissory Note.  The offer is subject to the terms of these documents and will not be binding on Favrille unless and until accepted by Favrille.  This offer expires at          on              unless extended by Favrille.

In consideration of and conditioned solely upon the timely and full payment of $ XXXXX (the “Settlement Amount”/ 30% of original claim), the undersigned, a creditor of Favrille, Inc. (the “Company”) expressly hereby fully and finally releases, remits, acquits and forever discharges the Company, its directors, officers, employees, affiliates, successors and assigns or any of them from any and all claims, whether known or unknown, fixed or contingent, matured or unmatured, liquidated or disputed, secured or unsecured, or otherwise it holds or asserts relating to the Claims or any other payment due or alleged to be due to creditor from the Company. The undersigned hereby represents and warrants that the Claims are in the gross dollar amount of $XXXXX.

The undersigned acknowledges that it has been advised by legal counsel and is familiar with the provisions of California Civil Code section 1542, which follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The undersigned, being aware of such code section, hereby expressly waives any rights it may have thereunder, as well as under any other statutes or common law principles of similar effect.

The undersigned represents and warrants that it has all requisite legal right, power, authority and capacity to enter into this consent and that this has been duly executed and constitutes a legal, valid and binding obligation of creditor and shall be binding on its successors and assigns. The undersigned hereby represents and warrants that it has not assigned any or all of the claims to any third party.

Date:

Compromise Amount  - $ XXXXXXX

This payment option will be funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

3

Name of Creditor:

Authorized By:

Signature:	Title:

Address:

City:	State:	Zip:

Phone:

Fax:

Please complete and send original to:

Kershaw, Mackie & Company.

PO  Box 5592

San Clemente, CA   92674

KershawK@aol.com

Telephone  866-920-1040

Facsimile 866-988-9977

4

CONSENT TO COMPROMISE AGREEMENT and RELEASE

(Option 2)

Before signing this form consent, please make sure that you have received, read and understand the documents that make up this offer, including the Notice to Creditors dated October 20, 2008, the form of Consent to Compromise Agreement and Release (Option 1) ,  this form of Consent to Compromise Agreement and Release (Option 2) and the form of Promissory Note.  The offer is subject to the terms of these documents and will not be binding on Favrille unless and until accepted by Favrille.  This offer expires at          on              unless extended by Favrille.

In consideration of and conditioned solely upon the timely and full payment of $ XXXXX (the “Initial Settlement Amount”/ 20% of original claim) and the execution and delivery of a promissory note in the form of Exhibit A hereto for $XXXX (35% of original claim),  expressly hereby fully and finally releases, remits, acquits and forever discharges the Company, its directors, officers, employees, affiliates, successors and assigns or any of them from any and all claims, whether known or unknown, fixed or contingent, matured or unmatured, liquidated or disputed, secured or unsecured, or otherwise it holds or asserts relating to the Claims or any other payment due or alleged to be due to creditor from the Company. The undersigned hereby represents and warrants that the Claims are in the gross dollar amount of $XXXXX.

The undersigned acknowledges that it has been advised by legal counsel and is familiar with the provisions of California Civil Code section 1542, which follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The undersigned, being aware of such code section, hereby expressly waives any rights it may have thereunder, as well as under any other statutes or common law principles of similar effect.

The undersigned represents and warrants that it has all requisite legal right, power, authority and capacity to enter into this consent and that this has been duly executed and constitutes a legal, valid and binding obligation of creditor and shall be binding on its successors and assigns. The undersigned hereby represents and warrants that it has not assigned any or all of the claims to any third party.

Date: 10/20/08

Compromise Amount  - $ XXXXXXX  -  $ XXXXXX intial payment and $ XXXX

5

Payable in 18 monthly installments of $ XXXXX starting six months after initial payment.

This payment option will be funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and return signed agreements.

Name of Creditor:

Authorized By:

Signature:	Title:

Address:

City:	State:	Zip:

Phone:

Fax:

Please complete and send original to:

Kershaw, Mackie & Company.

PO  Box 5592

San Clemente, CA   92674

KershawK@aol.com

Telephone  866-920-1040

Facsimile 866-988-9977

6

EXHIBIT B-2

FORM OF EMPLOYEE CREDITOR SETTLEMENT AGREEMENT

NOTICE TO FORMER EMPLOYEES
OF FAVRILLE, INC.
10/28/08

Favrille, Inc. is seeking to settle its employee and creditor claims.  Favrille has projected total liabilities at October 31, 2008 of approximately $ 6.0 million.  Favrille has ceased all of its active business operations as a biotechnology company and has liquidated all of its fixed assets.  As of October 31, 2008, Favrille has projected cash of approximately $2.9 million to $3.1 million and has no other assets that are expected to generate cash available to pay creditors.

Favrille remains a non-operating public company with common stock listed and traded on the OTC Bulletin Board under the symbol (FVRL OB).  Favrille has entered into a non-binding term sheet with MyMedicalRecords.com, Inc. (“MMR”), a private company provider of personal health care records, pursuant to which Favrille would acquire MMR and the existing equity holders of MMR would own approximately 64% of the equity of Favrille on a fully diluted basis. The existing equity holders of Favrille would own approximately 29% of Favrille.  Approximately 7% of Favrille’s equity would be newly issued to certain creditors who have agreed to accept Favrille equity in lieu of cash payments, assuming an MMR merger.  Under the terms of the proposed merger with MMR, Favrille is required to make progress in settling claims with creditors consistent with the creditor plan outlined in the term sheet, which requires that Favrille have a minimum of $1.5 million in cash after payment of the initial payments to creditors.  Please contact Tamara Seymour for additional information on MMR or the proposed merger via email at tseymour@favrille.com.  There can be no assurance that Favrille and MMR will be able to reach a definitive agreement or consummate the proposed merger on the terms set forth in the non-binding term sheet.

If Favrille cannot settle employees and creditor claims as proposed in this notice and, therefore, cannot proceed with the proposed merger with MMR or if Favrille cannot consummate the MMR merger for any reason, Favrille’s alternative would be to file Chapter 7 Bankruptcy to liquidate and distribute its remaining assets.  Based on the outstanding creditor claims, Favrille projects that its general unsecured creditors would receive approximately 36 to 44 cents for each dollar of claims within 12 to 18 months after the filing of a Chapter 7 bankruptcy. There is no guarantee of this amount would be realized by employees or creditors.  All costs of bankruptcy, including legal fees, court costs, and trustee fees would be deducted before any distribution was made to employees or creditors.  Favrille estimates that the bankruptcy costs would range from $300,000 to $700,000.  Once a bankruptcy has commenced, the court-appointed trustee would have complete control and Favrille would not be able to control the expenses incurred or the timing of recovery settlements.

Therefore, Favrille is proposing settlement options for employees and creditors that Favrille can fund within 15 days after creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

Settlement Offer to Non-executive Employees:

In addition to the priority payment of up to $10,950 received at date of termination, we are offering cash settlement of 65 cents for each dollar of severance / FTO claim payable as follows:

A.           25 cents on the dollar payable at completion of settlement agreement by creditors.

B.             40 cents payable by Favrille in 18 monthly installments starting six months after the initial payment of 25 cents.  The installment plan assumes that Favrille completes its merger with MMR and that the business continues to operate.  As part of the installment plan, an entity affiliated with the CEO and founder of MMR will subordinate MMR’s existing debt to the obligations to pay these installments payments to Favrille’s unsecured creditors.

All payments to employees will be processed through payroll using the information and W-4 for tax withholding currently on file with Favrille. The initial settlements will be funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later. (Agreements are enclosed in this document).

Favrille believes the offer for employees is preferable to a lengthy Chapter 7 bankruptcy process because employees will receive payments within a relatively short period rather than waiting 12 to 18 months for a bankruptcy and will have with greater certainty of the outcome than they would through a bankruptcy.  Also, employees may ultimately recover more than they would recover through a bankruptcy.

If you have any questions about these documents, please do not hesitate to contact Tamara Seymour via email or by telephone at 619-992-6111 or tseymour@favrille.com.

Otherwise, please sign the Consent to Compromise Agreement and return via fax to 858-677-0800 and mail original to Favrille, Inc., 4401 Eastgate Mall, San Diego, CA 92121.

2

CONSENT TO COMPROMISE AGREEMENT and RELEASE

Before signing this form consent, please make sure that you have received, read and understand the documents that make up this offer, including the Notice to Former Employees dated October 28, 2008, this form of Consent to Compromise Agreement and Release and the form of Promissory Note.  The offer is subject to the terms of these documents and will not be binding on Favrille unless and until accepted by Favrille.  This offer expires at 12:00 a.m. on November 5, 2008 unless extended by Favrille.

In consideration of and conditioned solely upon the timely and full payment of $XXXXXXX (the “Initial Settlement Amount”/ 25% of original claim) and the execution and delivery of a promissory note in the form of Exhibit A hereto for $XXXXXXX (40% of original claim),  expressly hereby fully and finally releases, remits, acquits and forever discharges the Company, its directors, officers, employees, affiliates, successors and assigns or any of them from any and all claims, whether known or unknown, fixed or contingent, matured or unmatured, liquidated or disputed, secured or unsecured, or otherwise it holds or asserts relating to the Claims or any other payment due or alleged to be due to creditor from the Company. The undersigned hereby represents and warrants that the Claims are in the gross dollar amount of $XXXXXXX.

The undersigned acknowledges that it has been advised by legal counsel and is familiar with the provisions of California Civil Code section 1542, which follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The undersigned, being aware of such code section, hereby expressly waives any rights it may have thereunder, as well as under any other statutes or common law principles of similar effect.

The undersigned represents and warrants that it has all requisite legal right, power, authority and capacity to enter into this consent and that this has been duly executed and constitutes a legal, valid and binding obligation of creditor and shall be binding on its successors and assigns. The undersigned hereby represents and warrants that it has not assigned any or all of the claims to any third party.

Date: 10/28/08

Compromise Amount $XXXXXXX - $XXXXXXX initial payment and $XXXXXXX payable in 18 monthly installments of $XXXXXXX starting six months after initial payment.

This payment option will be funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

3

Name of Former Employee:	«Employeefirst» «Employeelast»

Signature:

Address:

City:	State:	Zip:

Phone:

Fax:

Please complete and send original to:
Favrille, Inc.
4401 Eastgate Mall
San Diego, CA 92121
tseymour@favrille.com

Telephone 619-992-6111
Facsimile 858-677-0800

4

EXHIBIT B-3

FORM OF EXECUTIVE CREDITOR SETTLEMENT AGREEMENT

NOTICE TO FORMER EMPLOYEES
OF FAVRILLE, INC.
10/28/08

Favrille, Inc. is seeking to settle its employee and creditor claims.  Favrille has projected total liabilities at October 31, 2008 of approximately $6.0 million.  Favrille has ceased all of its active business operations as a biotechnology company and has liquidated all of its fixed assets.  As of October 31, 2008, Favrille has projected cash of approximately $2.9 million to $3.1 million and has no other assets that are expected to generate cash available to pay creditors.

Favrille remains a non-operating public company with common stock listed and traded on the OTC Bulletin Board under the symbol (FVRL OB).  Favrille has entered into a non-binding term sheet with MyMedicalRecords.com, Inc. (“MMR”), a private company provider of personal health care records, pursuant to which Favrille would acquire MMR and the existing equity holders of MMR would own approximately 64% of the equity of Favrille on a fully diluted basis. The existing equity holders of Favrille would own approximately 29% of Favrille.  Approximately 7% of Favrille’s equity would be newly issued to certain creditors who have agreed to accept Favrille equity in lieu of cash payments, assuming an MMR merger.  Under the terms of the proposed merger with MMR, Favrille is required to make progress in settling claims with creditors consistent with the creditor plan outlined in the term sheet, which requires that Favrille have a minimum of $1.5 million in cash after payment of the initial payments to creditors.  Please contact Tamara Seymour for additional information on MMR or the proposed merger via email at tseymour@favrille.com.  There can be no assurance that Favrille and MMR will be able to reach a definitive agreement or consummate the proposed merger on the terms set forth in the non-binding term sheet.

If Favrille cannot settle employees and creditor claims as proposed in this notice and, therefore, cannot proceed with the proposed merger with MMR or if Favrille cannot consummate the MMR merger for any reason, Favrille’s alternative would be to file Chapter 7 Bankruptcy to liquidate and distribute its remaining assets.  Based on the outstanding creditor claims, Favrille projects that its general unsecured creditors would receive approximately 36 to 44 cents for each dollar of claims within 12 to 18 months after the filing of a Chapter 7 bankruptcy. There is no guarantee of this amount would be realized by employees or creditors.  All costs of bankruptcy, including legal fees, court costs, and trustee fees would be deducted before any distribution was made to employees or creditors.  Favrille estimates that the bankruptcy costs would range from $300,000 to $700,000.  Once a bankruptcy has commenced, the court-appointed trustee would have complete control and Favrille would not be able to control the expenses incurred or the timing of recovery settlements.

Therefore, Favrille is proposing settlement options for employees and creditors that Favrille can fund within 15 days after creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

Settlement Offer to Executive Employees:

In addition to the priority payment $10,950 received at date of termination, we are offering settlement of severance / FTO claim as follows:

C.            Cash settlement of 83% of 2 months severance / FTO (after deduction of the priority payment) payable at completion of settlement agreement by creditors. (Note: %’s are dependent upon trade creditors’ selection of settlement option. 83% in initial settlement represents worst case.)

D.           Cash settlement of remaining 17% of 2 months severance / FTO (after deduction of the priority payment) including 17% interest on that amount payable August 31, 2009.

E.             The remaining 7 months of severance to be settled with a warrant to purchase Favrille stock with an exercise price equal to stock price on date of issuance which will be the date of closing of the merger. Conversion of severance into equity will be at approximately $0.20 per share and will be determined based on total creditor debt ultimately allocated stock in the creditor stock pool. If no trade creditors elect to take shares as part of their settlement, more shares will be available to be distributed among the Board and SMG creditors.

F.             The August 2009 payment assumes that Favrille completes its merger with MMR and that the business continues to operate.  As part of the installment plan, an entity affiliated with the CEO and founder of MMR will subordinate MMR’s existing debt to the obligations to pay these installments payments to Favrille’s unsecured creditors.

All payments to executives will be processed through payroll using the information and W-4 for tax withholding currently on file with Favrille. The initial settlements will be funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

Favrille believes the offer for executives is preferable to a lengthy Chapter 7 bankruptcy process because employees will receive payments within a relatively short period rather than waiting 12 to 18 months for a bankruptcy and will have with greater certainty of the outcome than they would through a bankruptcy.

If you have any questions about these documents, please do not hesitate to contact Tamara Seymour via email or by telephone at 619-992-6111 or tseymour@favrille.com.

Otherwise, please sign the Consent to Compromise Agreement and return via fax to 858-677-0800 and mail original to Favrille, Inc., 4401 Eastgate Mall, San Diego, CA 92121.

2

CONSENT TO COMPROMISE AGREEMENT and RELEASE

Before signing this form consent, please make sure that you have received, read and understand the documents that make up this offer, including the Notice to Former Employees dated October 28, 2008, this form of Consent to Compromise Agreement and Release.  The offer is subject to the terms of these documents and will not be binding on Favrille unless and until accepted by Favrille.  This offer expires at 12:00 a.m. on November 5, 2008 unless extended by Favrille.

In consideration of and conditioned solely upon the timely and full payment of $XXXXXXX (the “Initial Settlement Amount”), the execution and delivery of a promissory note in the form of Exhibit A hereto for $XXXXXXX (deferred payment) and the execution and delivery of a warrant to purchase common stock as settlement for $XXXXXXX, expressly hereby fully and finally releases, remits, acquits and forever discharges the Company, its directors, officers, employees, affiliates, successors and assigns or any of them from any and all claims, whether known or unknown, fixed or contingent, matured or unmatured, liquidated or disputed, secured or unsecured, or otherwise it holds or asserts relating to the Claims or any other payment due or alleged to be due to creditor from the Company. The undersigned hereby represents and warrants that the Claims are in the gross dollar amount of $XXXXXXX, including interest earned on the deferred payment.

The undersigned acknowledges that it has been advised by legal counsel and is familiar with the provisions of California Civil Code section 1542, which follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The undersigned, being aware of such code section, hereby expressly waives any rights it may have thereunder, as well as under any other statutes or common law principles of similar effect.

The undersigned represents and warrants that it has all requisite legal right, power, authority and capacity to enter into this consent and that this has been duly executed and constitutes a legal, valid and binding obligation of creditor and shall be binding on its successors and assigns. The undersigned hereby represents and warrants that it has not assigned any or all of the claims to any third party.

Date: 10/28/08

Compromise Amount - $XXXXXXX - $XXXXXXX initial payment and $XXXXXXX payable on August 31, 2009. $XXXXXXX to be settled with issuance of a warrant to purchase Favrille stock; exercise price equal to stock price on date of issuance. Conversion price of severance into equity is approximately $XXXX per share and is to be determined based on total creditor pool ultimately allocated stock in the creditor stock pool.

3

All compromise amounts will be finalized and final settlement agreements, promissory note and warrant will be distributed when 85% of creditor settlements have been completed.

The payment option will be finalized and funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

Name of Former Employee:	XXXXXXXXXXXXX

Signature:

Address:

City:	State:	Zip:

Phone:

Fax:

Please complete and send original to:
Favrille, Inc.
4401 Eastgate Mall
San Diego, CA 92121
tseymour@favrille.com

Telephone 619-992-6111
Facsimile 858-677-0800

4

NOTICE TO FORMER EMPLOYEES
OF FAVRILLE, INC.
10/28/08

Favrille, Inc. is seeking to settle its employee and creditor claims.  Favrille has projected total liabilities at October 31, 2008 of approximately $6.0 million.  Favrille has ceased all of its active business operations as a biotechnology company and has liquidated all of its fixed assets.  As of October 31, 2008, Favrille has projected cash of approximately $2.9 million to $3.1 million and has no other assets that are expected to generate cash available to pay creditors.

Favrille remains a non-operating public company with common stock listed and traded on the OTC Bulletin Board under the symbol (FVRL OB).  Favrille has entered into a non-binding term sheet with MyMedicalRecords.com, Inc. (“MMR”), a private company provider of personal health care records, pursuant to which Favrille would acquire MMR and the existing equity holders of MMR would own approximately 64% of the equity of Favrille on a fully diluted basis. The existing equity holders of Favrille would own approximately 29% of Favrille.  Approximately 7% of Favrille’s equity would be newly issued to certain creditors who have agreed to accept Favrille equity in lieu of cash payments, assuming an MMR merger.  Under the terms of the proposed merger with MMR, Favrille is required to make progress in settling claims with creditors consistent with the creditor plan outlined in the term sheet, which requires that Favrille have a minimum of $1.5 million in cash after payment of the initial payments to creditors.  Please contact Tamara Seymour for additional information on MMR or the proposed merger via email at tseymour@favrille.com.  There can be no assurance that Favrille and MMR will be able to reach a definitive agreement or consummate the proposed merger on the terms set forth in the non-binding term sheet.

If Favrille cannot settle employees and creditor claims as proposed in this notice and, therefore, cannot proceed with the proposed merger with MMR or if Favrille cannot consummate the MMR merger for any reason, Favrille’s alternative would be to file Chapter 7 Bankruptcy to liquidate and distribute its remaining assets.  Based on the outstanding creditor claims, Favrille projects that its general unsecured creditors would receive approximately 36 to 44 cents for each dollar of claims within 12 to 18 months after the filing of a Chapter 7 bankruptcy. There is no guarantee of this amount would be realized by employees or creditors.  All costs of bankruptcy, including legal fees, court costs, and trustee fees would be deducted before any distribution was made to employees or creditors.  Favrille estimates that the bankruptcy costs would range from $300,000 to $700,000.  Once a bankruptcy has commenced, the court-appointed trustee would have complete control and Favrille would not be able to control the expenses incurred or the timing of recovery settlements.

Therefore, Favrille is proposing settlement options for employees and creditors that Favrille can fund within 15 days after creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

5

Settlement Offer to President and CEO:

In addition to the priority payment $10,950 received at date of termination, we are offering settlement of FTO claim as follows:

G.            Cash settlement of 83% of FTO (after deduction of the priority payment) payable at completion of settlement agreement by creditors. (Note: %’s are dependent upon trade creditors’ selection of settlement option. 83% in initial settlement represents worst case.)

H.           Cash settlement of remaining 17% of FTO (after deduction of the priority payment) including 17% interest on that amount payable August 31, 2009.

I.                Your 12 months of severance is to be settled with a warrant to purchase Favrille stock with an exercise price equal to stock price on date of issuance which will be the date of closing of the merger. Conversion of severance into equity will be at approximately $0.20 per share and will be determined based on total creditor debt ultimately allocated stock in the creditor stock pool. If no trade creditors elect to take shares as part of their settlement, more shares will be available to be distributed among the Board and SMG creditors.

J.               The August 2009 payment assumes that Favrille completes its merger with MMR and that the business continues to operate.  As part of the installment plan, an entity affiliated with the CEO and founder of MMR will subordinate MMR’s existing debt to the obligations to pay these installments payments to Favrille’s unsecured creditors.

All payments to executives will be processed through payroll using the information and W-4 for tax withholding currently on file with Favrille. Following creditors representing 85% of the aggregate dollar value of unsecured creditor claims returning signed agreements, the initial settlements will be funded upon the earlier of termination or closing of the merger.

Favrille believes the offer for executives is preferable to a lengthy Chapter 7 bankruptcy process because employees will receive payments within a relatively short period rather than waiting 12 to 18 months for a bankruptcy and will have with greater certainty of the outcome than they would through a bankruptcy.

If you have any questions about these documents, please do not hesitate to contact Tamara Seymour via email or by telephone at 619-992-6111 or tseymour@favrille.com.

Otherwise, please sign the Consent to Compromise Agreement and return via fax to 858-677-0800 and mail original to Favrille, Inc., 4401 Eastgate Mall, San Diego, CA 92121.

6

CONSENT TO COMPROMISE AGREEMENT and RELEASE

Before signing this form consent, please make sure that you have received, read and understand the documents that make up this offer, including the Notice to Former Employees dated October 28, 2008, this form of Consent to Compromise Agreement and Release.  The offer is subject to the terms of these documents and will not be binding on Favrille unless and until accepted by Favrille.  This offer expires at 12:00 a.m. on November 5, 2008 unless extended by Favrille.

In consideration of and conditioned solely upon the timely and full payment of $44,622.08 (the “Initial Settlement Amount”), the execution and delivery of a promissory note in the form of Exhibit A hereto for $10,851.86 (deferred payment) and the execution and delivery of a warrant to purchase common stock as settlement for $395,704.22,  expressly hereby fully and finally releases, remits, acquits and forever discharges the Company, its directors, officers, employees, affiliates, successors and assigns or any of them from any and all claims, whether known or unknown, fixed or contingent, matured or unmatured, liquidated or disputed, secured or unsecured, or otherwise it holds or asserts relating to the Claims or any other payment due or alleged to be due to creditor from the Company. The undersigned hereby represents and warrants that the Claims are in the gross dollar amount of $451,178.16, including interest earned on the deferred payment.

The undersigned acknowledges that it has been advised by legal counsel and is familiar with the provisions of California Civil Code section 1542, which follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

The undersigned, being aware of such code section, hereby expressly waives any rights it may have thereunder, as well as under any other statutes or common law principles of similar effect.

The undersigned represents and warrants that it has all requisite legal right, power, authority and capacity to enter into this consent and that this has been duly executed and constitutes a legal, valid and binding obligation of creditor and shall be binding on its successors and assigns. The undersigned hereby represents and warrants that it has not assigned any or all of the claims to any third party.

Date: 10/28/08

Compromise Amount - $451,178.16 -  $44,622.08 initial payment and $10,851.86 payable on August 31, 2009. $395,704.22 to be settled with issuance of a warrant to purchase Favrille stock; exercise price equal to stock price on date of issuance. Conversion price of severance into equity is approximately $0.20 per share and is to be determined based on total creditor pool ultimately allocated stock in the creditor stock pool.

7

All compromise amounts will be finalized and final settlement agreements, promissory note and warrant will be distributed when 85% of creditor settlements have been completed.

The payment option will be finalized and funded once creditors representing 85% of the aggregate dollar value of unsecured creditor claims have agreed and returned signed agreements or upon closing of the merger, whichever is later.

Name of Former Employee:	John Longenecker

Signature:

Address:

City:	State:	Zip:

Phone:

Fax:

Please complete and send original to:
Favrille, Inc.
4401 Eastgate Mall
San Diego, CA 92121
tseymour@favrille.com

Telephone 619-992-6111
Facsimile 858-677-0800

8

EXHIBIT C

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

$	San Diego, California
November , 2008

FOR VALUE RECEIVED, the undersigned  FAVRILLE, INC., a Delaware corporation (“Borrower”) hereby unconditionally promises to pay to the order of                     in lawful money of the United States of America and in immediately available funds, the principal sum of                       ($            ) without interest. Principal shall be payable in 18 even monthly installments, commencing on the sixth month anniversary of the closing (the “Closing”) of the merger between a subsidiary of Borrower with and into MyMedicalRecords.com, Inc. (“MMR”) with MMR becoming a wholly owned subsidiary of Borrower.  The outstanding principal amount hereunder shall be due and payable in full on the 24 month anniversary of the Closing.

This Note is issued pursuant to a Settlement Agreement and is contingent on the Closing occurring and the settlement becoming effective.   The Note may be prepaid at any time without penalty.

Borrower hereby waives presentment, protest and notice of protest, demand for payment, notice of dishonor and all other notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note.

The holder hereof shall be entitled to recover, and Borrower agrees to pay when incurred, all costs and expenses of collection of this Note, including without limitation, reasonable attorneys’ fees.

This Note shall be governed by, and construed, enforced and interpreted in accordance with, the laws of the State of California, as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles.

The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Note, except as expressly provided in this Note.

If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

BORROWER:

FAVRILLE, INC.

By:
Name:
Title:

2

EXHIBIT D

FORM OF ALLONGE TO RHL GROUP PROMISSORY NOTE AND SECURITY AGREEMENT

ALLONGE

This Allonge, dated                     , 2008 (this “Allonge”), is to be physically attached to that certain Promissory Note entitled as “Second Amended and Restated Promissory Note” in the stated amount of “$1,000,000 or more”, dated August 1, 2008 by and between My MedicalRecords.com, Inc., a Delaware corporation (“Borrower”) and The RHL Group, Inc., a California corporation (“Lender”) (as amended and modified hereby, the “NOTE”). Reference is also made to that certain Security Agreement, dated July 31, 2007 by and between Borrower and Lender which secured Borrower’s obligations under the NOTE (as amended and modified hereby, the “Security Agreement”).

The purpose of this Allonge is to suspend certain rights (the “SUSPENDED RIGHTS”) held by the Lender from the Closing Date, as that term is defined in that certain Agreement and Plan of Merger and Reorganization dated November 8, 2008 (the “Merger Agreement”), by and among Favrille, Inc., a Delaware corporation (“Favrille”), Montana Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent and Borrower, until the earlier of: either (1) the date that Favrille or Borrower repays all amounts outstanding under the “Notes” issued pursuant to the Creditor Plan (as defined in the Merger Agreement) in the maximum aggregate amount of up to $1,160,000, (2) the date that Favrille or Borrower deposits into the Escrow Fund (as defined in the Creditor Plan) the maximum amount of cash (up to $1.16 million, which maximum amount will be confirmed by Favrille to the Company on or before the Closing based upon the terms of the Settlement Agreements (as defined in the Creditor Plan) executed on or prior to Closing) payable in satisfaction of the “Notes” issued pursuant to the Creditor Plan; or (3) ten days after the two year anniversary of the Closing Date (the “NEW DUE DATE”). In addition the purpose of the Allonge is to temporarily affect certain terms of the NOTE and the Security Agreement as more fully set forth herein  (the “MODIFICATION”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the NOTE.

Other than as stated herein the NOTE and Security Agreement remain unaltered, and in full force and effect.  Only this Allonge shall expressly or impliedly alter the terms of the NOTE and Security Agreement; no other writing, or document, whether now or in the future signed, shall alter or modify the terms of the NOTE or the Security Agreement, or the NOTE or Security Agreement itself, except a document entitled as “Amended Allonge” executed by both the Borrower and the Lender (and no one else), which document, if it exists, shall also be attached to the NOTE.  A condition precedent to the effectiveness of this Allonge is the passage of a resolution by the Board of Directors of Borrower to the effect that the NOTE is: (a) in full force and effect; (b) is fully enforceable; (c) no defenses exist as to the NOTE; and (d) the amount due under the NOTE as of the date of this Allonge is $                        .

The SUSPENDED RIGHTS are as follows:

1.                                       Any right of the Lender to declare a Default or an Event of Default (as defined in the NOTE and the Security Agreement) or deliver any notice thereof to Borrower.

2.                                       Any right of the Lender to accelerate the maturity date of the NOTE (whether the Final Maturity Date or the NEW DUE DATE).

3.                                       Any right of the Lender to exercise any of the remedies referenced in Section 6.3 of the Security Agreement.

4.                                       Any right of the Lender to assign the NOTE, or the proceeds of the NOTE, or otherwise negotiate the NOTE.

5.                                       Any right of the Lender to receive payment of the Unpaid Balance of the NOTE as that term is defined in the NOTE, including without limitation payments for monthly interest and CREDIT CARD ADVANCES under the NOTE.

The MODIFICATIONS are as follows:

1.                                       The Final Maturity Date shall now be the NEW DUE DATE.

2.                                       Notwithstanding any other provisions of the NOTE and the Security Agreement Lender hereby agrees and acknowledges that the Unpaid Balance under the NOTE is expressly subordinated in right of payment to the prior payment of the Indebtedness.  The Indebtedness shall be deemed paid when the entire amount due to retire the Indebtedness is deposited into the Escrow Fund. “Indebtedness” shall mean the principal amount due under the Notes (an amount that shall range from $800,000 to $1,160,000, as defined in the Creditor Plan) to be issued to the Creditors (as defined in the Creditor Plan) pursuant to the Creditor Plan and any costs and expenses payable under the Notes.

3.                                       Lender hereby subordinates to the holders of Indebtedness any security interest or lien that Lender may have in all Collateral (as defined in the Security Agreement). Notwithstanding the respective dates of attachment or perfection of the security interest of Lender and the security interest of the holders of Indebtedness, the security interest of the holders of Indebtedness in the Collateral, shall be prior to the security interest, if any, of Lender until the Company shall have paid the Indebtedness in full to the Escrow Agent.

4.                                       Lender hereby expressly waives, both now and in the future, any Default or Event of Default under the NOTE and the Security Agreement that arises from or is related to the Closing (as that term is defined in the Merger Agreement) and the consummation of the transactions described in the Merger Agreement.

5.                                       Each of the representations, warranties and covenants included in the NOTE and Security Agreement are hereby qualified and/or waived as necessary to address the purpose and effect of the SUSPENDED RIGHTS and the MODIFICATIONS set forth in this Allonge to the extent it is readily apparent that such qualification and/or waiver is necessary to give effect to the terms and provisions of this Allonge.

6.                                       This Allonge is being executed in connection with the consummation of the transactions described in the Merger Agreement and the documents signed on the Effective Time as that term is defined in the Merger Agreement, but shall not be attached to the NOTE or

2

effective unless and until the Closing Date (as that term is defined in the Merger Agreement) has successfully passed.

7.                                       Upon the Closing Date having successfully passed the Lender shall deliver the NOTE (with this Allonge affixed) and the Security Agreement to the Escrow Agent.  Said Escrow Agent shall hold said documents until the Company shall have paid the Indebtedness in full to the Escrow Agent, including if applicable through deposit of the funds into the Escrow Fund.  Upon the payment of the Indebtedness in full to the Escrow Agent: (a) the Escrow Agent will be instructed by both the Company and the Lender to return the NOTE, Allonge and Security Agreement to the Lender, who shall then have the power to detach the Allonge from the NOTE; (b) the Allonge shall have no further power and effect;  (c) any security interest, if any, shall be deemed unenforceable; and (d) Lender shall be deemed to be, and is, restored to the position that it held immediately prior to the execution of this Allonge.  The Escrow Agent, in returning the NOTE, the Allonge affixed, and the Security Agreement only needs to determine whether or not the Borrower or Favrille have deposited funds into the Escrow Fund sufficient to pay the Indebtedness in full; it is not required to get any other, or further, assurance or understanding from any Party whatsoever.

If the Indebtedness has not otherwise been fully paid by the NEW DUE DATE (as provided just above), then upon the passage of the NEW DUE DATE this Allonge shall become ineffective, and the Security Agreement, NOTE, and Allonge shall be returned to the Borrower; who may then detach the Allonge from the NOTE.

“BORROWER”
MyMedicalRecords.com, Inc.,
a Delaware corporation (“Debtor”)

Name:

Title:

Signature:

“LENDER”
The RHL Group, Inc.,
a California corporation (“Secured Party”)

Name:

Title:

Signature:

3